AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 13, 1998

                          REGISTRATION NUMBER 333-45933
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                                              SECURITIES AND EXCHANGE COMMISSION
                                                    WASHINGTON, D.C. 20549

                                                       ----------------

                         POST-EFFECTIVE AMENDMENT NO. 1

                                    FORM S-4

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                 ---------------

                        ALLBRITTON COMMUNICATIONS COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                ----------------

        DELAWARE                   4833                        74-180-3105
     (STATE OR OTHER          (PRIMARY STANDARD               (I.R.S. EMPLOYER
     JURISDICTION OF       INDUSTRIAL CLASSIFICATION         IDENTIFICATION NO.)
    INCORPORATION OR            CODE NUMBER)
      ORGANIZATION)

       808 SEVENTEENTH STREET, N.W. SUITE 300 WASHINGTON, D.C. 20006-3903
                                 (202) 789-2130

   (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,OF
                    REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                ----------------

                               LAWRENCE I. HEBERT
                      CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                          808 SEVENTEENTH STREET, N.W.
                                    SUITE 300
                           WASHINGTON, D.C. 20006-3903
                                 (202) 789-2130


 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                              OF AGENT FOR SERVICE)

                                   COPIES TO:

      JERALD N. FRITZ, ESQ.                               MARILYN MOONEY, ESQ.
ALLBRITTON COMMUNICATIONS COMPANY                    FULBRIGHT & JAWORSKI L.L.P.
  808 SEVENTEENTH  STREET, N.W.                    801 PENNSYLVANIA AVENUE, N.W.
           SUITE 300                                          SUITE 400
   WASHINGTON, D.C. 20006-3903                       WASHINGTON, D.C. 20004-2604
        (202) 789-2130                                      (202) 662-0200

                                ----------------




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  If the  securities  being  registered  on  this  Form  are  being  offered  in connection with the formation of a holding company and there is compliance with Principal, Maturity and Interest Instruction G, check the following box. [_]

  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]


  If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]


                                 DEREGISTRATION

  Following the Expiration Date of the Exchange Offer, the Company exchanged $149,915,000 Series B Senior Subordinated Notes due 2008 (the "Series B Notes") for $149,915,000 Series A Senior Subordinated Notes due 2008.

  Pursuant to the Company's undertaking in connection with its Registration Statement on Form S-4 regarding the Series B Notes, the Company hereby deregisters $85,000 in principal amount of its Series B Notes as to which $85,000 in principal amount of 8 7/8% Series A Senior Subordinated Notes due 2008 were not exchanged.

  Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Washington, D.C. on August 13, 1998.



                                   SIGNATURES

                                          Allbritton Communications Company
                                                  (Registrant)


                                         /s/ Lawrence I. Hebert
                                     By ________________________________________
                                             LAWRENCE I. HEBERT
                                         CHAIRMAN AND CHIEF EXECUTIVE OFFICER




  PURSUANT  TO  THE   REQUIREMENTS   OF  THE  SECURITIES   ACT  OF  1933,   THIS
POST-EFFECTIVE AMENDMENT TO REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATE INDICATED.

                NAME                  TITLE                         DATE

/s/ Joe L. Allbritton           Chairman of the Executive
-----------------------------   Committee and Director          August 13, 1998
         JOE L. ALLBRITTON*

/s/ Barbara B. Allbritton       Vice President and
-----------------------------   Director                        August 13, 1998
    BARBARA B. ALLBRITTON*

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/s/ Robert L. Allbritton        President and                   August 13, 1998
-----------------------------   Director
    ROBERT L. ALLBRITTON*

/s/ Lawrence I. Hebert          Chairman, Chief                 August 13, 1998
-----------------------------   Executive Officer
    LAWRENCE I. HEBERT          and Director

/s/ Frederick J. Ryan, Jr.      Vice Chairman,                  August 13, 1998
-----------------------------   Executive Vice
    FREDERICK J. RYAN, JR.*     President and
                                Director

/s/ Henry D. Morneault          Vice President and
-----------------------------   Chief Financial                 August 13, 1998
    HENRY D. MORNEAULT          Officer

/s/ Stephen P. Gibson           Vice President and
-----------------------------   Principal                       August 13, 1998
    STEPHEN P. GIBSON           Accounting Officer

*BY ATTORNEY-IN-FACT

/s/ Jerald N. Fritz
-----------------------------
    JERALD N. FRITZ


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